KEELEY Small Cap Dividend Value Fund

Class A Shares KSDVX

Class I Shares KSDIX

Summary Prospectus January 31, 2010

Before you invest, you may want to review the Fund's Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.keeleyfunds.com. You can also get this information at no cost by calling 1-888-933-5391 or by sending an e-mail request to info@keeleyfunds.com. The Fund's Prospectus and Statement of Additional Information, dated January 31, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Keeley Small Cap Dividend Value Fund seeks capital appreciation.

Fees and Expenses Of The Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, under the section "How Shares Are Priced" on page 36 of the Fund's Prospectus and under the section "Purchases and Redemption of Shares" on page 18 of the Fund's Statement of Additional Information ("SAI").

Shareholder Transaction Expenses (fees paid directly from your investment)	Class A (KSDVX)	Class I (KSDIX)
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Load	None	None
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (the Fund's Transfer Agent may charge a fee of $15 for each wire redemption and $5 for each telephone exchange)	None	None
Exchange Fee	None	None
Maximum Account Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A (KSDVX)	Class I (KSDIX)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses(a)	0.90%	0.90%
Total Annual Fund
Operating Expenses(b)	2.15%	1.90%
Fee Waiver/Expense Reimbursement(c)	(0.76)%	(0.76)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.39%	1.14%

(a) The percentages are based on estimated amounts for the current fiscal year.

(b) The percentages are based on payments that will be made and include amounts that will be incurred without reduction for expense reimbursement or fee waiver arrangements. The percentages are based on estimated amounts for the current fiscal year.

(c) The Adviser has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets exceed 1.39% for Class A Shares and 1.14% for Class I Shares. The waivers are in effect through January 31, 2011 and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating

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KEELEY Small Cap Dividend Value Fund

expenses remain the same. Although your actual costs could be higher or lower, based on these assumptions your costs would be:

Small Cap Dividend Value Fund	1 Year	3 Years
Class A	$585	$1,023
Class I	$116	$523

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If the sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. At the date of this Prospectus the Fund does not have an operating history and turnover data are therefore not available.

Principal Investment Strategies and Policies

The Fund intends to pursue its investment objective by investing in companies with small market capitalization, which we currently define as $3.5 billion or less, and that currently pay or are reasonably expected to pay dividends to shareholders. The Adviser looks for stocks with sustainable, expected growth in earnings and dividends, and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. Under normal market conditions, the Fund will invest no less than 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying common stocks (as defined below) and other equity type securities (including preferred stock, convertible debt securities and warrants) of small market capitalization. As long as an investment continues to meet the Fund's other criteria, the Fund may choose to hold such securities even if the company grows beyond the $3.5 billion capitalization level. If less than 80% of the Fund's assets (plus the amount of any borrowings for investment purposes) are invested in companies with small market capitalization, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

Investment Principles and Strategies for the Fund

Each stock is judged on its potential for above-average capital appreciation. In addition, the Adviser believes that a track record of dividend increases is an excellent indicator of a company's financial health and growth prospects, and that over the long-term, income can contribute significantly to total return. Dividends also can help reduce the Fund's volatility during periods of market turbulence and help offset losses when stock prices are falling. The Fund intends to pay the dividends it receives at least annually. The Fund will seek to invest in small-cap, undervalued companies that meet certain criteria identified by the Adviser from time to time. It is our intention typically to hold securities for more than two years, but we may sell securities when a more attractive opportunity emerges, when a company becomes overweight in the portfolio, or when operating difficulties or other circumstances make selling desirable.

The Fund may be suitable for the more aggressive section of an investor's portfolio. The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

Main Risks

The Fund is subject to the typical risks of equity investing, including loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and other factors. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. Investing in small-cap securities presents more risk than investing in large-cap or more established company securities. The value of your investment will increase or decrease so your shares may be worth more or less money than your original investment.

Any repeal or failure to extend the current federal tax treatment of qualified dividend income could make dividend-paying securities less appealing to investors and could have a negative impact on the

Class A Shares KSDVX Class I Shares KSDIX

performance of the Fund. Also, the companies held by the Fund may reduce or stop paying dividends, which may affect the Fund's ability to generate income. The Adviser's approach in selecting dividend-paying securities may go out of favor with investors. This may cause the Fund to underperform relative to other mutual funds that do not emphasize dividend-paying stocks.

Performance

The Fund has no operating history and performance information is not available at the date of this Prospectus. Updated performance information is available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

Management

Investment Adviser — The investment adviser for the Fund is Keeley Asset Management Corp. (the "Adviser"), 401 South LaSalle Street, Suite 1201, Chicago, IL 60605. The Adviser supervises, administers and continuously reviews the Fund's investment program, following policies set by the Fund's Board of Directors.

Portfolio Managers — Thomas E. Browne, Jr. is the Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Brian R. Keeley and Brian P. Leonard are Assistant Portfolio Managers for the Fund and assist Mr. Browne in the day-to-day management activities of the Fund. Messrs. Browne, B. Keeley and Leonard have managed the Fund since its inception. The SAI provides additional information about the compensation paid to Messrs. Browne, B. Keeley and Leonard, other accounts that they manage, and their respective ownership of securities in the Fund.

Purchase and Sale of Fund Shares

You can buy or sell the Fund's shares directly from the Distributor, or from selected broker/dealers, financial institutions and other service providers. Please contact the Transfer Agent at 1-888-933-5391 if you need additional assistance when completing your Application. There is no minimum holding requirement nor minimum amount requested to redeem your shares.

The minimum initial investment for the Class A Shares of the Fund is $2,500, and the minimum for additional investments in the Fund is $50 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class A Share accounts. The minimum initial investment for Class I Shares of the Fund is $1 million, and the minimum for additional investments is $10,000 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class I Share accounts.

Tax Information

The Fund's distributions, if any, are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or Adviser may pay the intermediary for services provided to the Fund and its shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Read the Fund's Prospectus and SAI or ask your salesperson or visit your financial intermediary's website for more information.

www.keeleyfunds.com 888-933-5391